UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:       January 8, 2008
                ------------------------

                            Micropac Industries, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-5109                   75-225149
-----------------------------   -----------------------      -------------------
(State or other jurisdiction    (Commission File Number)        (IRS employer
       of incorporation)                                     Identification No.)


  905 East Walnut Street, Garland, Texas                           75040
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  Address of principal executive offices                          Zip Code


Registrant's telephone number, including area code:         (972) 272-3571
                                                         -------------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 8.01: Other Events

     On December 21, 2007, the Board of Directors of Micropac Industries, Inc. approved the payment of a special dividend of $0.10 per share for shareholders of record as of January 25, 2008. It is anticipated that this dividend will be paid to the Company's shareholders on or about February 08, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated 01/08/2008                                  MICROPAC INDUSTRIES, INC.
                                                  ------------------------
                                                  (Registrant)

                                                  By: /s/ Mark King
                                                  -----------------
                                                  (Signature)
                                                  Mark King
                                                  Chief Executive Officer